EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS
Employee Savings Plan
We have defined contribution retirement savings plans covering eligible employees which include matching contributions based on the amount of our employees’ contributions to the plans. The cost of these plans amounted to approximately $196 million in 2016, $188 million in 2015, and $176 million in 2014. The Company’s cash match is invested pursuant to the participant’s contribution direction. Based on the closing price of our common stock of $204.03 on December 31, 2016, approximately 13% of the retirement and savings plan’s assets were invested in our common stock, or approximately 2.5 million shares, representing 2% of the shares outstanding as of December 31, 2016. At December 31, 2016, approximately 2.8 million shares of our common stock were reserved for issuance under our defined contribution retirement savings plans.
Stock-Based Compensation
We have plans under which options to purchase our common stock and restricted stock units have been granted to executive officers, directors and key employees. For awards granted prior to July 2, 2015, our equity award agreements generally contain provisions whereby the awards automatically accelerate and vest upon change in control, including those granted to retirement-eligible participants described below. Awards granted on or after July 2, 2015 would generally require both a change in control and termination of employment within 2 years of the date of the change in control to accelerate the vesting, including those granted to retirement-eligible participants.
The terms and vesting schedules for stock-based awards vary by type of grant. Generally, the awards vest upon time-based conditions. We have also granted awards to certain employees that vest upon a combination of time and performance-based conditions. The stock awards of retirement-eligible participants granted prior to July 2, 2015 generally will continue to fully vest on the originally scheduled vest date upon retirement from the Company. For stock awards of retirement-eligible employees granted on or after July 2, 2015, awards are generally earned ratably over the service period for each tranche. Accordingly, upon retirement the earned portion of the current tranche will continue to vest on the originally scheduled vest date and any remaining unearned portion of the award will be forfeited. Our equity award program includes a retirement provision that generally treats employees with a combination of age and years of services with the Company totaling 65 or greater, with a minimum required age of 55 and a minimum requirement of 5 years of service, as retirement-eligible. Upon exercise, stock-based compensation awards are settled with authorized but unissued company stock or treasury stock.
The compensation expense that has been charged against income for these plans was as follows for the years ended December 31, 2016, 2015, and 2014:

	2016	2015	2014
	(in millions)
Stock-based compensation expense by type:
Restricted stock	$106	$99	$91
Stock options	9	10	7
Total stock-based compensation expense	115	109	98
Tax benefit recognized	(20)	(26)	(22)
Stock-based compensation expense, net of tax	$95	$83	$76

The tax benefit recognized in our consolidated financial statements is based on the amount of compensation expense recorded for book purposes, subject to limitations on the deductibility of annual compensation in excess of $500,000 per employee as mandated by the Health Care Reform Law. The actual tax benefit realized in our tax return is based on the intrinsic value, or the excess of the market value over the exercise or purchase price, of stock options exercised and restricted stock vested during the period, subject to limitations on the deductibility of annual compensation in excess of $500,000 per employee as mandated by the Health Care Reform Law. The actual tax benefit realized for the deductions taken on our tax returns from option exercises and restricted stock vesting totaled $53 million in 2016, $34 million in 2015, and $30 million in 2014. There was no capitalized stock-based compensation expense during these years.
At December 31, 2016, there were 16.4 million shares reserved for stock award plans. These reserved shares included giving effect to, under the 2011 Plan, 7.1 million shares of common stock available for future grants assuming all stock options were granted or 3.1 million shares available for future grants assuming all restricted stock were granted. Shares may be issued from authorized but unissued company stock or treasury stock.
Restricted Stock
Restricted stock is granted with a fair value equal to the market price of our common stock on the date of grant and generally vests three years from the date of grant. Restricted stock granted on or after July 2, 2015, generally vests in equal annual tranches over a three year period from the date of grant. Certain of our restricted stock units also include performance-based conditions generally associated with strategic membership growth and return on invested capital. Restricted stock units have forfeitable dividend equivalent rights equal to the dividend paid on common stock. The weighted-average grant date fair value of our restricted stock was $168.12 in 2016, $165.26 in 2015, and $103.57 in 2014. Activity for our restricted stock was as follows for the year ended December 31, 2016:

	Shares	Weighted- Average Grant-Date Fair Value
	(shares in thousands)
Nonvested restricted stock at December 31, 2015	3,365	$104.58
Granted	656	168.12
Vested	(1,455)	87.77
Forfeited	(74)	135.32
Nonvested restricted stock at December 31, 2016	2,492	$121.94

Approximately 27% of the nonvested restricted stock at December 31, 2016 included performance-based conditions.
The fair value of shares vested was $253 million during 2016, $153 million during 2015, and $99 million during 2014. Total compensation expense not yet recognized related to nonvested restricted stock was $97 million at December 31, 2016. We expect to recognize this compensation expense over a weighted-average period of approximately 1.7 years. There are no other contractual terms covering restricted stock once vested.
Stock Options
Stock options are granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant. Our stock plans, as approved by the Board of Directors and stockholders, define fair market value as the average of the highest and lowest stock prices reported on the composite tape by the New York Stock Exchange on a given date. Exercise provisions vary, but most options vest in whole or in part 1 to 3 years after grant and expire 7 years after grant.
The weighted-average fair value of each option granted during 2016, 2015, and 2014 is provided below. The fair value was estimated on the date of grant using the Black-Scholes pricing model with the weighted-average assumptions indicated below:

	2016	2015	2014
Weighted-average fair value at grant date	$37.12	$36.91	$22.45
Expected option life (years)	4.2 years	4.2 years	4.3 years
Expected volatility	27.6%	27.4%	27.6%
Risk-free interest rate at grant date	1.1%	1.4%	1.3%
Dividend yield	0.7%	0.7%	1.1%

When valuing employee stock options, we stratify the employee population into three homogeneous groups that historically have exhibited similar exercise behaviors. These groups are executive officers, directors, and all other employees. We value the stock options based on the unique assumptions for each of these employee groups.
We calculate the expected term for our employee stock options based on historical employee exercise behavior and base the risk-free interest rate on a traded zero-coupon U.S. Treasury bond with a term substantially equal to the option’s expected term.
The volatility used to value employee stock options is based on historical volatility. We calculate historical volatility using a simple-average calculation methodology based on daily price intervals as measured over the expected term of the option.
Activity for our option plans was as follows for the year ended December 31, 2016:

	Shares Under Option	Weighted-Average Exercise Price
	(shares in thousands)
Options outstanding at December 31, 2015	835	$121.89
Granted	362	167.81
Exercised	(161)	86.86
Forfeited	(14)	163.94
Options outstanding at December 31, 2016	1,022	$143.04
Options exercisable at December 31, 2016	342	$111.28

As of December 31, 2016, outstanding stock options, substantially all of which are expected to vest, had an aggregate intrinsic value of $62 million, and a weighted-average remaining contractual term of 4.9 years. As of December 31, 2016, exercisable stock options had an aggregate intrinsic value of $32 million, and a weighted-average remaining contractual term of 3.8 years. The total intrinsic value of stock options exercised during 2016 was $18 million, compared with $28 million during 2015 and $32 million during 2014. Cash received from stock option exercises totaled $14 million in 2016, $23 million in 2015, and $52 million in 2014.
Total compensation expense not yet recognized related to nonvested options was $14 million at December 31, 2016. We expect to recognize this compensation expense over a weighted-average period of approximately 1.7 years.